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                                                                    Exhibit 10.6


                             PROCENTURY CORPORATION
                            INDEMNIFICATION AGREEMENT


     THIS AGREEMENT is made as of the ____ day of _________ , 20__, by and between ProCentury Corporation, an Ohio corporation (the "Corporation"), and _____________ ("Indemnitee"), a director or nominee for election as director of the Corporation.

                                    RECITAL:

A. Ohio Revised Code Section 1701.13(E) permits an Ohio corporation to enter into indemnification agreements with its directors.

B. Publicly held corporations commonly enter into such agreements in order to attract and retain qualified persons as directors.

C. In consideration of Indemnitee's agreeing to be nominated and to serve or continue serving as director of the Corporation, Indemnitee desires the availability of indemnification be set forth in this Agreement, and the Corporation deems it in the Corporation's best interest, in order to attract and retain qualified persons to serve as director, to enter into this Agreement.

                             STATEMENT OF AGREEMENT:

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and adequacy of which is hereby acknowledged, the Corporation and Indemnitee do hereby agree as follows:

     1. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a Director and/or Officer of the Corporation for so long as he or she is duly elected or appointed or until such time as he or she tenders his or her resignation in writing or is otherwise terminated or removed from office.

     The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to serve or continue to serve as a Director and/or Officer of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in serving or continuing serving in such capacity.

     2. INDEMNIFICATION. To the fullest extent not prohibited by applicable law, the Corporation shall indemnify Indemnitee against any and all costs and expenses (including attorney fees, judgments, fines, penalties, amounts paid in settlement, and other disbursements) actually and reasonably incurred by or imposed upon the Indemnitee in connection with any action, suit, investigation or proceeding (or any claim or other matter therein), whether civil, criminal, administrative or otherwise in nature, including any settlements thereof or any appeals therein, with respect to which Indemnitee is named or otherwise becomes or is threatened to be made a party by reason of being or at any time having been a director or officer of the Corporation, or by reason of being or at any time having been, while such a director or officer,



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an employee or other agent of the Corporation or, at the direction or request of the Corporation, a director, trustee, officer, administrator, manager, employee, member, advisor or other agent of or fiduciary for any other corporation, partnership, trust, venture or other entity or enterprise including any employee benefit plan.

     3. ADVANCES OF EXPENSES. Any expenses incurred by or on behalf of Indemnitee pursuant to Paragraph 2 shall be paid by the Corporation in advance upon the written request of Indemnitee if Indemnitee shall undertake to (a) repay such amount to the extent that it is ultimately determined in a court of competent jurisdiction that Indemnitee is not entitled to indemnification hereunder, and (b) reasonably cooperate with the Corporation concerning the action, suit or proceeding giving rise to the expenses. Any advances to be made under this Paragraph 3 shall be paid by the Corporation to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Corporation.

     4. ALLOWANCE FOR COMPLIANCE WITH SEC REQUIREMENTS. Indemnitee acknowledges that the Securities and Exchange Commission ("SEC") has expressed the opinion that indemnification of directors and officers from liabilities under the Securities Act of 1933, as amended (the "Act"), is against public policy as expressed in the Act and is, therefore, unenforceable. Indemnitee hereby acknowledges and agrees that it will not be a breach of this Agreement for the Corporation to undertake with the SEC in connection with the registration for sale of any capital stock or other securities of the Corporation from time to time that, in the event a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a director or officer of the Corporation in the successful defense of any action, suit or proceeding) is asserted in connection with such capital stock or other securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction on the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Indemnitee further agrees that such submission to a court of competent jurisdiction shall not be a breach of this Agreement.

     5. CONTINUING INDEMNIFICATION. The indemnification under this Agreement for any action taken or not taken while serving in an indemnified capacity shall continue as to Indemnitee even though he or she may have ceased to be a Director and/or Officer and shall inure to the benefit of the heirs, executors and personal representatives of Indemnitee.

     6. NO RIGHTS OF CONTINUED ENGAGEMENT. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued engagement or employment, as the case may be, by the Corporation.

     7. REIMBURSEMENT TO CORPORATION BY INDEMNITEE; LIMITATION ON AMOUNTS PAID BY CORPORATION. To the extent Indemnitee has been indemnified by the Corporation hereunder and later receives payments from any insurance carrier covering the same expenses, judgments, fines, penalties or amounts paid in settlement so indemnified by the Corporation hereunder, Indemnitee shall immediately reimburse the Corporation hereunder for all such amounts received from the insurer.



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     Notwithstanding anything contained herein to the contrary, Indemnitee shall not be entitled to recover amounts under this Agreement which, when added to the amount of indemnification payments made to, or on behalf of, Indemnitee, under the Articles of Incorporation or Code of Regulations of the Corporation, in the aggregate exceed the expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee ("Excess Amounts"). To the extent the Corporation has paid Excess Amounts to Indemnitee, Indemnitee shall be obligated to immediately reimburse the Corporation for such Excess Amounts.

     8. SCOPE. Notwithstanding any other provision of this Agreement, except Paragraph 7 hereof, the Corporation hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands or narrows the right of an Ohio corporation to indemnify a member of its board of directors or an officer, such change shall be deemed to apply to and be incorporated in the Indemnitee's rights and the Corporation's obligations under this Agreement.

     9. CONTINUATION OF RIGHTS AND OBLIGATIONS. All rights and obligations of the Corporation and Indemnitee hereunder shall continue in full force and effect despite the subsequent amendment or modification of the Corporation's Articles of Incorporation or Code of Regulations, as such are in effect on the date hereof, and such rights and obligations shall not be affected by any such amendment or modification, any resolution of directors or shareholders of the Corporation, or by any other corporate action which conflicts with or purports to amend, modify, limit or eliminate any of the rights or obligations of the Corporation and/or Indemnitee hereunder.

     10. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by the written agreement of the Corporation and Indemnitee.

     11. ASSIGNMENT. This Agreement shall not be assigned by the Corporation or Indemnitee without the prior written consent of the other party thereto, except that the Corporation may freely assign its rights and obligations under this Agreement to any subsidiary for whom Indemnitee is serving as a director and/or officer thereof; provided, however, that no permitted assignment shall release the assignor from its obligations hereunder. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, any successor to the Corporation by way of merger, consolidation and/or sale or disposition of all or substantially all of the capital stock of the Corporation.

     12. SAVING CLAUSE. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee as to expenses, judgments, fines, penalties and amounts paid in settlement with respect to any proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

     13. COUNTERPARTS. This Agreement may be executed in two or more fully or partially executed counterparts each of which shall be deemed an original that binds the signer thereof


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against the other signing parties, but all counterparts together shall constitute one and the same instrument.

     14. NOTIFICATION AND ASSISTANCE REQUIREMENT. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to the Corporation at its corporate headquarters, Attention: Chairperson (or such other address as the Corporation shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require within Indemnitee's power.

     15. APPLICABLE LAW; VENUE. All matters with respect to this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio (regardless of the laws that might otherwise be applicable under principles of conflict of law), and all matters adjudicated or otherwise in dispute relating to the subject matter of this Agreement shall be brought in the Court of Common Pleas in the county of Franklin, Ohio.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                          THE CORPORATION:

                                          ProCentury Corporation


                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------


                                          INDEMNITEE:


                                          --------------------------------------

                                          Printed Name:
                                                       -------------------------

                                          Title:
                                                --------------------------------


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